QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.3

Pro forma Financial Information of Zenith National Insurance Corp.

The following unaudited pro forma financial information of Zenith National Insurance Corp. ("Registrant"), together with related notes, are included:

  1.
  Pro forma condensed consolidated balance sheet for the six months ended June 30, 2002

  2.
  Pro forma condensed consolidated statement of operations for the six months ended June 30, 2002

  3.
  Pro forma condensed consolidated statement of operations for the year ended December 31, 2001

The unaudited pro forma condensed consolidated balance sheet of Registrant at June 30, 2002 gives effect to the purchase (the "Purchase") of approximately 19.2 million Ordinary Shares of Advent Capital (Holdings) PLC ("Advent Capital") as if the Purchase had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2002 and for the year ended December 31, 2001 give effect to the Purchase as if it had occurred on January 1, 2001.

The pro forma financial information as of and for the six months ended June 30, 2002 was prepared from (1) Registrant's unaudited historical Consolidated Financial Statements and notes thereto as of the end of and for such period and (2) Advent Capital's unaudited historical summary Group Financial Statements and notes thereto as of the end of and for such period. The pro forma financial information for the year ended December 31, 2001 was prepared from (1) Registrant's audited historical Consolidated Financial Statements and notes thereto for such period and (2) Advent Capital's audited historical Group Financial Statements and notes thereto for such period. Advent Capital's financial statements are presented in accordance with accounting standards that differ from Generally Accepted Accounting Principles in the United States of America ("US GAAP"). The pro forma consolidated financial information contains certain adjustments to amounts recorded in Advent Capital's financial statements in order to reflect US GAAP. Such adjustments were related, principally, to deferred income taxes; liabilities for pension obligations; and amounts recorded by Advent Capital in connection with purchase accounting. These adjustments, in the aggregate, decreased Advent Capital's net loss in 2001 by approximately $17.3 million and decreased the net loss in the six months ended June 30, 2002 by approximately $3.8 million.

The pro forma consolidated financial information has been prepared on the basis of preliminary assumptions and estimates. The pro forma adjustments represent Registrant's preliminary determinations of these adjustments and are based on available information and certain assumptions Registrant considers reasonable under the circumstances. The pro forma financial information is presented for illustrative purposes only and may not be indicative of the results of operations and financial position of Registrant, as it may be in the future or as it might have been had the transactions been consummated on the respective dates assumed. The pro forma financial information presented herein also gives effect to the sale of Registrant's real estate assets and home building business and related transactions on October 8, 2002. See Registrant's Current Report on Form 8-K dated October 8, 2002 for the pro forma information that gives effect to only the sale and related transactions.

The pro forma financial information should be read in conjunction with (1) Registrant's historical Consolidated Financial Statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included (or incorporated by reference) in Registrant's 2001 Annual Report on Form 10-K and Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 and (2) Advent Capital's historical Group Financial Statements and notes thereto.

ZENITH NATIONAL INSURANCE CORP.
PRO FORMA CONDENSED, CONSOLIDATED BALANCE SHEET (UNAUDITED)
As of June 30, 2002

		Pro Forma Adjustments
In thousands of Dollars	Historical (a)
		(b)	(c)	Pro Forma
Assets:
Investments:
Fixed maturities
At amortized cost (fair value $64,331)	$63,569			$63,569
At fair value (cost $603,559)	606,527		$(50)	606,477
Floating rate preferred stocks, at fair value (cost $6,799)	6,361			6,361
Convertible and non-redeemable preferred stocks, at fair value (cost $5,488)	6,039			6,039
Common stocks, at fair value (cost $33,247)	32,096			32,096
Short term investments (at cost, which approximates fair value)	159,275		(50)	159,225
Other investment	63,538	$11,446		74,984

Total investments	937,405	11,446	(100)	948,751
Cash	26,754	(14,607)	60,968	73,115
Accrued investment income	11,147			11,147
Premiums receivable, less allowance for doubtful accounts of $6,776	86,557			86,557
Receivable from reinsurers and state trust funds for paid and unpaid losses	270,550			270,550
Deferred policy acquisition costs	13,220			13,220
Properties and equipment, less accumulated depreciation	48,941		(199)	48,742
Deferred tax assets	33,868	1,106	1,728	36,702
Intangible assets	21,485			21,485
Other assets	83,536		(59,906)	23,630

Total Assets:	$1,533,463	$(2,055)	$2,491	$1,533,899

Liabilities:
Policy liabilities and accruals
Unpaid loss and loss adjustment expense	$963,737			$963,737
Unearned premium	85,928			85,928
Policyholder's dividend accrued	3,638			3,638
Reserves on loss portfolio transfers	12,134			12,134
Payable to banks	12,308		$(12,308)	—
Current federal income tax payable	1,788		4,563	6,351
Other liabilities	77,305		3,282	80,587

Total Liabilities:	1,156,838	—	(4,463)	1,152,375
Redeemable Securities	65,694			65,694
Stockholders' Equity:
Preferred stock	—			—
Common stock	25,765			25,765
Additional paid-in capital	296,489			296,489
Retained earnings	119,563	$(2,055)	6,954	124,462
Accumulated other comprehensive income—net unrealized appreciation on investments, net of tax	1,256			1,256

	443,073	(2,055)	6,954	447,972
Treasury stock at cost	(132,142)			(132,142)

Total Stockholders' Equity	310,931	(2,055)	6,954	315,830

Total Liabilities, Redeemable Securities & Stockholders' Equity:	$1,533,463	$(2,055)	$2,491	$1,533,899

(a)
Historical information is as previously published in Zenith's quarterly report on Form 10Q for the quarterly period ended June 30, 2002.

(b)
Adjustment to record the purchase of additional 19,207,747 ordinary shares of Advent Capital on August 23, 2002. Prior to August 23, 2002, Zenith owned approximately 6.3% of the outstanding shares of Advent Capital. This adjustment records the cumulative effect of the change to equity method accounting for the investment in Advent Capital by recording Zenith's equity in Advent Capital's prior period net losses attributable to Zenith's ownership percentage prior to the August 23, 2002 additional share acquisition.

(c)
Adjustment to record disposal of the previously consolidated real estate assets and liabilities and home building business of Perma Bilt; to record the receipt of the purchase price and repayment of the inter company loan between Zenith and Perma Bilt; and to record the applicable estimated expenses and taxes, and the estimated gain on the sale.

ZENITH NATIONAL INSURANCE CORP.
PRO FORMA CONDENSED, CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the six months ended June 30, 2002

		Pro Forma Adjustments
Dollars in Thousands, except per share amounts
	Historical (a)	(b)	(c)	Pro Forma
Revenues
Premiums earned	$248,804			$248,804
Net investment income	25,470			25,470
Realized losses on investments	(854)			(854)
Real estate sales	45,311		$(45,311)	—

Total Revenues	318,731			273,420

Expenses
Loss and loss adjustment expenses incurred	183,698			183,698
Policy acquisition costs	44,980			44,980
Other underwriting and operating expenses	28,721			28,721
Policyholder's dividends and participation	1,417			1,417
Real estate construction costs	42,370		(42,370)	—
Interest expense	3,185			3,185

Total Expenses	304,371			262,001

Income before federal income tax expense and equity in net loss of investee	14,360		(2,941)	11,419
Federal income tax expense	5,060		(1,029)	4,031
Equity in net loss of investee, net of tax		$(348)		(348)

Net Income	$9,300	$(348)	$(1,912)	$7,040

EARNINGS PER SHARE
Basic	$0.50			$0.38
Diluted	0.49			0.37
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
Basic	18,647			18,647
Diluted	18,913			18,913

(a)
Historical information is as previously published in Zenith's Quarterly Report on Form 10Q for the period ended June 30, 2002.

(b)
To record Zenith's equity in Advent Capital's net loss for 6 months ended June 30, 2002 net of tax, assuming 20.9% ownership as of January 1, 2001.

(c)
To record the disposal of the previously consolidated revenues and expenses of Zenith's real estate and home building business operated by Perma Bilt. The estimated gain on the sale has not been reflected in the pro forma adjustments since such gain on sale would be a non-recurring transaction. The pro forma adjustments do not reflect any investment income that would be earned on the cash received.

ZENITH NATIONAL INSURANCE CORP.
PRO FORMA CONDENSED, CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the year ended December 31, 2001

		Pro Forma Adjustments
Dollars in Thousands, except per share amounts
	Historical (a)	(b)	(c)	Pro Forma
Revenues
Premiums earned	$476,876			$476,876
Net investment income	51,178			51,178
Realized gains on investments	9,169			9,169
Real estate sales	84,823		$(84,823)	—

Total Revenues	622,046			537,223

Expenses
Loss and loss adjustment expenses incurred	432,290			432,290
Policy acquisition costs	87,823			87,823
Other underwriting and operating expenses	48,858			48,858
Policyholder's dividends and participation	1,978			1,978
Real estate construction costs	79,060		(79,060)	—
Interest expense	7,576			7,576

Total Expenses	657,585			578,525

Income before federal income tax expense and equity in net loss of investee	(35,539)		(5,763)	(41,302)
Federal income tax benefit	(11,739)		(2,017)	(13,756)
Equity in net loss of investee, net of tax		$(7,392)		(7,392)

Net Loss	$(23,800)	$(7,392)	$(3,746)	$(34,938)

EARNINGS PER SHARE
Basic & Diluted	$(1.35)			$(1.99)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
Basic & Diluted	17,593			17,593

(a)
Historical information is as previously published in Zenith's Annual Report on Form 10-K for the year ended December 31, 2001.

(b)
To record Zenith's equity in Advent Capital's net loss for 2001 net of tax assuming 20.9% ownership as of January 1, 2001. Advent Capital's net loss in 2001 was attributable principally to losses sustained in connection with the terrorist attack on the World Trade Center on September 11, 2001.

(c)
To record the disposal of the previously consolidated revenues and expenses of Zenith's real estate and home building business operated by Perma Bilt. The estimated gain on the sale has not been reflected in the pro forma adjustments since such gain on sale would be a non-recurring transaction. The pro forma adjustments do not reflect any investment income that would be earned on the cash received.

QuickLinks

ZENITH NATIONAL INSURANCE CORP. PRO FORMA CONDENSED, CONSOLIDATED BALANCE SHEET (UNAUDITED) As of June 30, 2002
ZENITH NATIONAL INSURANCE CORP. PRO FORMA CONDENSED, CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) For the six months ended June 30, 2002
ZENITH NATIONAL INSURANCE CORP. PRO FORMA CONDENSED, CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) For the year ended December 31, 2001